Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 16, 2019, is among AMPLIFY ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”), AMPLIFY ACQUISITIONCO INC., a Delaware corporation (the “Parent”), each of the other undersigned guarantors (together with the Borrower, and the Parent, collectively, the “Loan Parties”), each of the Lenders that is a signatory hereto and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019 (the “First Amendment”), and as further amended, restated, amended and restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower, Parent, the Administrative Agent and the Lenders party hereto desire to enter into this Amendment, to among other things, make certain amendments to the Credit Agreement.

C. Amplify Energy Corp., a Delaware corporation (the “Public Parent”), entered into that certain Agreement and Plan of Merger dated as of May 5, 2019 (the “Merger Agreement”), by and among, the Public Parent, Midstates Holdings, Inc., a Delaware corporation (“Merger Sub”), and Midstates Petroleum Company, Inc., a Delaware corporation (the “Company”), pursuant to which the Company plans to acquire the Public Parent, directly or indirectly, via a merger between the Public Parent and Merger Sub (the “Merger”), following which the Company may contribute the Equity Interests it holds in Midstates Petroleum Company, LLC, to the Borrower (the “Contribution”).

D. Pending the consummation of the Merger and the Contribution, the Administrative Agent and the Lenders have agreed to maintain the Borrowing Base at the same amount as in effect prior the date of the Merger Agreement, provided that if the Merger and Contribution (if any) have not been consummated on or prior to August 31, 2019, the Borrower agrees that the Administrative Agent and the Lenders shall have the right (but not the obligation) to redetermine the Borrowing Base on or after September 1, 2019, which redetermination will be in lieu of the scheduled redetermination for Spring 2019.

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E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement, as modified hereby. Unless otherwise indicated, all section and exhibit references in this Amendment refer to the respective sections and exhibits in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms therein in the appropriate alphabetical order:

“BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” shall mean any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” shall have the meaning provided in Section 10.20.

“Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” shall have the meaning assigned to it in Section 10.20.

“Supported QFC” shall have the meaning assigned to it in Section 10.20.

“U.S. Special Resolution Regimes” shall have the meaning assigned to it in Section 10.20.

2.2 Article I of the Credit Agreement is hereby amended by inserting therein the following new Section 1.08:

“Section 1.08 Divisions.

For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.”

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2.3 Section 3.03(b) of the Credit Agreement is hereby amended by replacing the reference to “clause (b)” in the fourth line thereof with “clause (b)(i)”.

2.4 Section 6.18(b) of the Credit Agreement is hereby amended by replacing the words “but such accounts shall otherwise be subject to the requirements of this Section 6.18(b)” with the words “and the Borrower shall not be required to deliver Control Agreements with respect to such accounts until 120 days after the consummation of such transactions”.

2.5 Section 6.19(b) of the Credit Agreement is hereby deleted and replaced in its entirety to read as follows:

“(b) Without limiting the foregoing requirements set forth in Section 6.19(a) in any manner (and subject to limitations set forth in Section 7.12), from and after December 31, 2018, the Borrower shall enter into from time to time (and thereafter, the Borrower shall maintain in effect) Hedge Transactions with Approved Counterparties in respect of commodity prices for crude oil and natural gas such that the notional aggregate volumes of crude oil and natural gas covered by all Hedge Transactions of the Borrower as of any date of determination equal or exceed (i) an aggregate amount of fifty percent (50%) of the reasonably anticipated projected production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the Initial Engineering Report or the then most recently delivered Engineering Report, during the period of twelve consecutive full calendar months immediately following any such date of determination and (ii) an aggregate amount of twenty-five percent (25%) of the reasonably anticipated projected production of natural gas and crude oil (calculated on an equivalent basis) from Oil and Gas Properties comprising Proved Developed Producing Reserves of the Loan Parties evaluated in the Initial Engineering Report or the then most recently delivered Engineering Report, during the period of twelve (12) consecutive full calendar months immediately following the period described in the foregoing clause (i) of this Section 6.19(b) (and shall, upon request, provide to the Administrative Agent reasonable evidence satisfactory to the Administrative Agent demonstrating the Borrower’s compliance with the foregoing).

2.6 Article X of the Credit Agreement is hereby amended to include a new Section 10.20 to read as follows:

“Section 10.20 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Transactions or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit

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Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan t Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.”

Section 3. Right to Redetermine Borrowing Base. The Borrower hereby agrees that in the event that the Merger and the Contribution have not both been consummated on or prior to August 31, 2019, the Administrative Agent and the Lenders shall have the right (but not the obligation) to redetermine the Borrowing Base on or after September 1, 2019, in accordance with the redetermination methodology described in the Credit Agreement, which redetermination will be in lieu of the Scheduled Redetermination for spring 2019. For the avoidance of doubt, any such redetermination shall not constitute a Special Redetermination pursuant to Section 2.05(b)(ii) of the Credit Agreement.

Section 4. Effectiveness. This Amendment shall become effective on the date (the “Effectiveness Date”) on which each of the following conditions is satisfied:

4.1 The Administrative Agent shall have received counterparts of this Amendment from the Loan Parties and the Required Lenders.

4.2 Each of the Parent, the Borrower and each other Loan Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment each of the Parent, the Borrower and each other Loan Party does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of the Parent, the Borrower and each other Loan Party, (b) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the each of the Parent, the Borrower and each other Loan Party in accordance with their respective terms, except

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as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, and (c) the representations and warranties by the each of the Parent, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document to which such entity is a party are true and correct on and as of the Effectiveness Date in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case was true and correct, in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall continue to be true and correct in all respects) as of such earlier date, and (d) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation and Effect and No Waiver. The provisions of the Credit Agreement (as modified by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document for all purposes under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Public Parent, the Parent, the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall serve as a modification to the Credit Agreement, but shall not extinguish or novate the Loans or any other Obligation under the Credit Agreement.

5.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms all of their respective Obligations and each of their other obligations under the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, as modified hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Secured Obligations (except to the extent that such Liens have been released in accordance with the Loan Documents) and affirms that after giving effect to this Amendment, the terms of the Security Instruments secure, and will continue to secure, all Secured Obligations thereunder, and (e) agrees that its guarantee under the Guaranty, if applicable, and the other Loan Documents to which it is a party, as modified hereby, remains in full force and effect with respect to the Obligations.

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5.3 Stipulation Regarding Amendments to Become Effective Upon First Amendment Implementation Date. The parties hereto acknowledge and agree that nothing in this Amendment shall (or shall be deemed to) supersede or otherwise modify the amendments to the Credit Agreement that will be implemented upon the First Amendment Implementation Date (as defined in the First Amendment) pursuant to Section 2 of the First Amendment. For the avoidance of doubt, each of the amendments to the Credit Agreement contemplated by Section 2 of the First Amendment shall become effective and be implemented (if at all) upon the First Amendment Implementation Date in accordance with the First Amendment without regard to the provisions of this Amendment becoming effective between the First Amendment Effectiveness Date (as defined in the First Amendment) and the First Amendment Implementation Date.

5.4 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.5 No Oral Agreement. THIS WRITTEN AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Governing Law. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for fees and expenses in connection with this Amendment pursuant to the terms and conditions of Section 10.04 of the Credit Agreement.

5.8 Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under Section 10.06 of the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	AMPLIFY ENERGY OPERATING LLC, a Delaware limited liability company, as the Borrower

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

PARENT:	AMPLIFY ACQUISITIONCO INC.,
a Delaware corporation, as Parent

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	AMPLIFY ENERGY SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

BETA OPERATING COMPANY, LLC,
a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY,
a California corporation

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

ADMINISTRATIVE AGENT:	BANK OF MONTREAL, as Administrative Agent and as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Cody Chance
	Name:	Cody Chance
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signatory

	By:	/s/ Scott W. Danvers
	Name:	Scott W. Danvers
	Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	KEYBANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	HANCOCK WHITNEY BANK, as a Lender

	By:	/s/ Parker U. Mears
	Name:	Parker U. Mears
	Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

	By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ James Minieri
	Name:	James Minieri
	Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT

AMPLIFY ENERGY OPERATING LLC]